SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  June 26, 2001




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts               0-15465             36-3375345
(State of or other       (Commission File       (I.R.S. Employer
 jurisdiction of              Number)           Identification
 incorporation)                                     Number)



2625 Butterfield Road, Suite 101 N
Oak Brook, Illinois                                  60523
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (630) 218-7250


         150 South Wacker Drive, Suite 2900, Chicago, IL 60606
                            (312) 553-9800
         -----------------------------------------------------
          Former name, former address and former fiscal year,
                     if changed since last report





This document consists of 3 pages.

Exhibit index is located on page 2.

ITEM 5.  OTHER INFORMATION

     On June 26, 2001, the Trust issued a Press Release a copy of which is attached hereto as Exhibit (99.17) and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION

           Exhibit (99.17)        Press Release dated June 26, 2001

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  June 29, 2001              BANYAN STRATEGIC REALTY TRUST
                                  (Registrant)




                                  By:  /S/ JOEL L. TEGLIA
                                       -------------------------
                                       Joel L. Teglia
                                       Executive Vice President,
                                       Chief Financial and
                                       Accounting Officer
















































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